UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

REVANCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510)742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) Amendment of Executive Severance Benefit Plan
On May 7, 2015, the Board of Directors of Revance Therapeutics, Inc. (the “Company”) amended and restated the Company’s Executive Severance Benefit Plan (the “Plan”) to apply to all stock awards. The Plan was originally adopted by the Board on December 17, 2013, prior to the Company’s initial public offering. When the Board originally adopted the Plan, the Company had only issued stock options to its employees, including management. The Company now issues both stock options and restricted stock awards to its employees, as previously disclosed. The sole purpose of this amendment, therefore, was to clarify that the Plan applies to all stock awards that may be issued by the Company, including without limitation stock options, restricted stock awards and restricted stock units.
The foregoing summary of the amendment to the Plan is qualified in its entirety by reference to the copy of the Company’s Amended and Restated Executive Severance Benefit Plan that is filed as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Company’s 2015 annual meeting of stockholders held on May 7, 2015, the stockholders voted on the two proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2015 annual meeting, filed with the Securities and Exchange Commission on March 26, 2015. The results of the matters voted upon at the meeting were:

a)
Each of the Class I nominees of the Company’s Board of Directors were elected to hold office until the Company’s 2018 annual meeting of stockholders. The Class I nominees were: Angus C. Russell; 15,220,901 shares of Common Stock voted for, 3,604,081 withheld, and 2,218,377 broker non-votes; Phyllis Gardner, M.D.; 15,816,088 shares of Common Stock voted for, 3,008,894 withheld, and 2,218,377 broker non-votes; James Glasheen, Ph.D.; 15,816,088 shares of Common Stock voted for, 3,008,894 withheld, and 2,218,377 broker non-votes; and Philip V. Vickers, Ph.D.; 18,821,959 shares of Common Stock voted for, 3,023 withheld, and 2,218,377 broker non-votes. The terms of office of Class II directors Ronald W. Eastman, Jonathan Tunnicliffe, and Ronald Wooten continue until the Company’s 2016 annual meeting of stockholders. The terms of office of Class III directors L. Daniel Browne, Robert Byrnes, and Mark A. Prygocki, Sr. continue until the Company’s 2017 annual meeting of stockholders.

b)
The stockholders ratified the selection by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015: 21,001,402 shares of Common Stock voted for, 32,867 against, 9,090 abstaining, and no broker non-votes.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description
10.1	Revance Therapeutics, Inc. Amended and Restated Executive Severance Benefit Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2015	Revance Therapeutics, Inc.

	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Revance Therapeutics, Inc. Amended and Restated Executive Severance Benefit Plan